UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 9.                                                             Regulation FD Disclosure

On May 19, 2004, SI International, Inc. (the “Company”), an information and network solutions (IT) company, announced that it is filing an amendment to its universal shelf registration statement to withdraw its preliminary prospectus supplement relating to a proposed underwritten public offering of 3.2 million shares of common stock, including 1.0 million shares to be sold by certain selling stockholders.

Given the recent uncertainty and volatility in the financial markets, the Company does not believe it is in the best interest of stockholders to proceed with the offering described in the withdrawn prospectus supplement at this time.  The Company believes that the withdrawal of the preliminary prospectus supplement will not have a material adverse effect on the Company’s ability to accomplish its publicly-announced strategic goals.  The securities registered under the universal shelf registration statement may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  When declared effective, the universal shelf registration statement will provide the Company with timely access to capital markets to enable the Company to pursue advantageous opportunities as they arise.

This report does not constitute an offer to sell or the solicitation of any offer to buy any of the Company’s securities.  This report shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in SI International, Inc.’s filings with the Securities and Exchange Commission. These risks and uncertainties include: differences between authorized amounts and amounts received by SI International, Inc. under government contracts; government customers’ failure to exercise options under contracts; changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; SI International, Inc.’s ability to attract and retain qualified personnel; and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by SI International, Inc. with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. SI International, Inc. undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ JAMES E. DANIEL, III
James E. Daniel, III
Vice President, General Counsel and Secretary

Dated: May 19, 2004